UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARVINAS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT

ARVINAS, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2020

This Supplement relates to the Proxy Statement of Arvinas, Inc. (the “Company”), dated April 21, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting of Stockholders of Arvinas, Inc., to be held on Wednesday, June 3, 2020 at 8:30 a.m. Eastern time, has been changed. The Annual Meeting will be held over the Internet in a virtual meeting format, via live webcast. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact Investor Relations at (203) 535-1456.

May 20, 2020

ARVINAS TO HOLD VIRTUAL 2020 ANNUAL MEETING OF STOCKHOLDERS

NEW HAVEN, Conn. – May 20, 2020 – Arvinas, Inc. (Nasdaq: ARVN), a clinical-stage biotechnology company creating a new class of drugs based on targeted protein degradation, today announced that its 2020 Annual Meeting of Stockholders, to be held on Wednesday, June 3, 2020 at 8:30 a.m. Eastern Time, has been changed to a virtual meeting. Stockholders will only be able to participate in this year’s Annual Meeting via the virtual meeting. This change is reflective of the public health impact of the novel coronavirus (COVID-19) outbreak, government restrictions limiting the size of gatherings, and supporting the health and well-being of Arvinas’ stockholders, employees, and communities.

Stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder at the close of business on April 6, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting, stockholders must register in advance at the Annual Meeting Website (http://viewproxy.com/Arvinas/2020) prior to the deadline of 11:59 p.m. MDT on May 31, 2020. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

Stockholders may submit questions during the Annual Meeting through the virtual meeting platform. Additional information regarding the virtual meeting are included in a proxy supplement that the company has filed today with the Securities and Exchange Commission.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders – whether attending the Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.

About Arvinas

Arvinas is a clinical-stage biopharmaceutical company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases through the discovery, development, and commercialization of therapies that degrade disease-causing proteins. Arvinas uses its proprietary technology platform to engineer proteolysis targeting chimeras, or PROTAC® targeted protein degraders, that are designed to harness the body’s own natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. The company has two clinical-stage programs: ARV-110 for the treatment of men with metastatic castrate-resistant prostate cancer; and ARV-471 for the treatment of patients with locally advanced or metastatic ER+/HER2- breast cancer. For more information, visit www.arvinas.com.

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Media Contacts

Investors

Will O’Connor, Stern Investor Relations

ir@arvinas.com

Media

Kirsten Owens, Arvinas Communications

kirsten.owens@arvinas.com

ARVINAS, INC.

5 Science Park

395 Winchester Ave.

New Haven, CT 06511

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

(REVISED)

To be held June 3, 2020

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Arvinas, Inc. (the “Company”), which is scheduled to be held on Wednesday, June 3, 2020 at 8:30 a.m. Eastern time, by a virtual-only format, solely by means of remote communication.

Only stockholders who owned common stock at the close of business on April 6, 2020 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.	Election of three Class II directors to our board of directors, each to serve until the 2023 annual meeting of stockholders;

2.	Ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information, including the nominees for directors, in the Proxy Statement previously furnished. The board of directors recommends that you vote in favor of each of proposals one and two as outlined in the Proxy Statement previously furnished.

The location of the Annual Meeting has been changed from its originally scheduled location. The Annual Meeting will be conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. Stockholders will not be able to attend the Annual Meeting in person and will be able to attend the Annual Meeting only via the webcast.

The change in the location of the Annual Meeting is due to the public health impact of the novel coronavirus (COVID-19) outbreak and the governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders and Company personnel.

We have designed the format of the Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.

Stockholders of record at the close of business on the record date can attend the Annual Meeting, including to vote their shares and ask questions. To attend and participate in the Annual Meeting, stockholders must register in advance at http://viewproxy.com/Arvinas/2020 prior to the deadline of 11:59 p.m. MDT on May 31, 2020. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

The rules and procedures applicable to the Annual Meeting will be available for the participating stockholders of record at http://viewproxy.com/Arvinas/2020. A list of registered stockholders will be available to stockholders of record during the Annual Meeting for examination using the unique link provided via email following the completion of registration.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 21, 2020, we mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to all stockholders of record on our books at the close of business on April 6, 2020, the record date for the Annual Meeting, and we will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 8:30 a.m. Eastern time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system.

Technical Assistance. Beginning 15 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at (866) 612-8937 or email virtualmeeting@viewproxy.com.

Voting Prior to or at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and 2019 Annual Report to Stockholders and vote your shares in advance of the Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions onscreen during the meeting. Shares may be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the Internet or telephone that were included in the previously-distributed proxy materials. Stockholders who have already voted do not need to vote again.

Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares by using one of the methods described in the proxy materials. The proxy card and voting instruction card included with your previously-distributed proxy materials will not be updated to reflect the change in the format of the meeting or the change in the date of the meeting and may continue to be used to vote your shares in connection with the Annual Meeting.

By order of the Board of Directors,

/s/ John G. Houston, Ph.D.
John G. Houston, Ph.D.
President and Chief Executive Officer

New Haven, Connecticut

May 20, 2020